UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 13, 2000

                           Kelly's Coffee Group, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)


            33-2128-D                                    84-1062062
            ---------                                    ----------
     (Commission File Number)               (IRS Employer Identification Number)




                          c/o Richard Surber, President
            268 West 400 South, Suite 300, Salt Lake City, Utah 84101
                    (Address of principal executive offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

--------------------------------------------------------------------------------


On August 29, 2000, Kelly's Coffee Group, Inc. acquired from Cyberbotanical, Inc., 18,400,000 newly issued shares of the common stock of Cyberbotanical in exchange for a cash payment in the sum of $540,554. This number of shares results in Kelly's acquiring not less than 90% of the issued and outstanding shares of Cyberbotanical. The proceeds of this sale were used to acquire title to an office building known as the Board of Trade Building, located at 120 Market, Wichita, Kansas on August 30, 2000. Kelly's used cash from sales of securities and borrowed $290,000 from CyberAmerica Corporation at an interest rate of 18% per annum on a short term basis to fund the acquisition. The loan from CyberAmerica was repaid in full on or before September 13, 2000, including the payment of all interest that has accrued.

The Company's board of directors and management had determined that it was in the best of the Company to use its cash resources to purchase this interest in Cyberbotanical and to acquire the improved property for Cyberbotanical to generate positive cash flows. The building is a 50,000 square foot, eight story office building located in the central business district of Wichita, Kansas. Occupancy rates at the building currently exceed 83% and the prior management of the building has been retained to continue operation of the building. The building is rented at an average of approximately $6.00 a square foot by the current tenants, including the prior owners of the building who remains as a tenant.

Prior to signing the agreement for the transaction set forth above the board of directors approved the transaction with a board resolution. Kelly's does not intend to abandon its search for a merger or acquisition opportunity through which it can acquire or be acquired by an operating entity. Cyberbotanical will be maintained as a separate operation and independent with regard to its management and financial operations with the option to spin off or divest Kelly's of its interest in Cyberbotanical at some point in the future or to facilitate potential merger candidates of Kelly's.

--------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

--------------------------------------------------------------------------------


The following exhibits are included:


10(i) Stock Purchase Agreement dated August 29, 2000 between Kelly's Coffee Group, Inc. and Cyberbotanical, Inc. (Incorporated by reference as filed with the Company's Form 8-K on September 12, 2000)

10(ii) Financial Statements for Kelly's Coffee Group, Inc.

23     Consent of Independent Certified Public Accountants

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kelly's Coffee Group, Inc.

Signature                                                     Date

By: /s/ Richard Surber                                        November 13, 2000
   -------------------------------------
Name:    Richard Surber
Title:   President

Exhibit 10(ii)






                               CYBERBOTANICAL, INC
                          (A Development Stage Company)
                         FINANCIAL STATEMENTS AND REPORT
                   OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                            December 31, 1999 & 1998

                                    CONTENTS


                                                                        Page No.
--------------------------------------------------------------------------------

Independent Auditors Report................................................F-2

Balance Sheets.............................................................F-3

Statements of Operations...................................................F-4

Statements of Shareholders Equity..........................................F-5

Statements of Cash Flows...................................................F-6

Notes to the Financial Statements..........................................F-7















                 [THIS SPACE HAS BEEN LEFT BLANK INTENTIONALLY]

ANDERSEN ANDERSEN & STRONG, L.C.                  941 East 3300 South, Suite 202
Certified Public Accountants and                  Salt Lake City, Utah 84106
  Business Consultants                            Telephone 801-486-0096
Member SEC Practice Section of the AICPA          Fax 801-486-0098
                                                  E-mail KAndersen@msn.com





Board of Directors
Cyberbotanical, Inc.
Salt Lake City, Utah


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying balance sheets of Cyberbotanical, Inc, (a development stage company) at December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1999 and 1998, and the period from February 15 1996 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall balance sheet presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cyberbotanical, Inc. at December 31, 1999, and the results of operations and cash flows for the years ended December 31, 1999 and 1998, and the period from February 15, 1996 (date of inception) to December 31, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations from its inception and does not have the necessary working capital for any future planned activity which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 4. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Andersen, Andersen & Strong
Salt Lake City, Utah
February 3, 2000


                                          CYBERBOTANICAL, INC.
                                      (A Development Stage Company)
                                              Balance Sheet
                                     As Of December 31, 1999 and 1998





                                                                           1999           1998
                                                                           ----           ----
                                    ASSETS
CURRENT ASSETS:
     Stock subscription receivable                                     $        360   $         -
                                                                        -----------    ----------

          Total Current Assets                                         $        360   $         -
                                                                        ===========    ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     None                                                              $          -   $         -
                                                                        -----------    ----------

          Total Current Liabilities                                               -             -
                                                                        -----------    ----------

STOCKHOLDERS' EQUITY:
     Preferred stock, $.001 par value; authorized 5,000,000 shares; no
          shares issued                                                           -             -
     Common stock, $.001 par value; authorized 20,000,000 shares;
         shares issued and outstanding: 2,042,000 and 1,000,000               2,042         1,000
     Additional paid-in capital                                                 324             -
     Accumulated deficit during development stage                            (2,006)       (1,000)
                                                                        -----------    ----------

         Total stockholders' equity                                             360             -
                                                                        -----------    ----------

                                                                       $        360   $         -
                                                                        ===========    ==========






    The accompanying notes are an integral part of these financial statements


                                               CYBERBOTANICAL, INC.
                                           (A Development Stage Company)
                                              Statement of Operations
                                      Years Ended December 31, 1999 and 1998
                            February 15, 1996 (Date of Inception) to December 31, 1999





                                                                                                        Inception
                                                                                                     through Dec. 31,
                                                                       1999             1998              1999
                                                                       ----             ----              ----
Revenue:
     None                                                        $            -     $           -   $               -
                                                                  -------------      ------------    ----------------
                                                                              -                 -                   -
                                                                  -------------      ------------    ----------------
Expenses:
     General and administrative costs                                     1,006                 -               2,006
                                                                  -------------      ------------    ----------------
                                                                          1,006                 -               2,006
                                                                  -------------      ------------    ----------------

Net loss                                                                 (1,006)                -              (2,006)
                                                                  -------------      ------------    ----------------

Provision for income taxes

                                    Net loss

Net loss per common share - basic                                $            -     $           -   $               -
                                                                  =============      ============    ================
Weighted average number of shares outstanding - basic            $    1,042,822     $   1,000,000   $               -
                                                                  =============      ============    ================














    The accompanying notes are an integral part of these financial statements


                                               CYBERBOTANICAL, INC.
                                          (A Developmental Stage Company)
                                   Statement of Changes in Stockholders' Equity
                            February 15, 1996 (Date of Inception) to December 31, 1999



                                                                            Common Stock        Additional  Accumulated
                                                                                                  Paid-in      Deficit       Total
                                                                         Shares        Amount     Capital
                                                                      ----------   -------------------------------------------------
Issuance of common stock to incorporators for cash - April 9,
1996 at $0.001                                                          1,000,000    $   1,000   $      -   $         -    $  1,000

Net loss for the period from February 15, 1996 (date of inception)
to December 31, 1997                                                            -            -          -       (1,000)      (1,000)
                                                                      -----------     --------    -------    ----------     -------

Balance December 31, 1997                                               1,000,000        1,000          -       (1,000)           -
                                                                      -----------     --------    -------    ----------     -------

Results of operations year ended December 31, 1998                              -            -          -             -           -
                                                                      -----------     --------    -------    ----------     -------

Balance December 31, 1998                                               1,000,000        1,000          -       (1,000)           -
                                                                      -----------     --------    -------    ----------     -------

Issuance of common shares for services - December 16, 1999 at
$0.001                                                                  1,006,000        1,006          -             -       1,006

Shares subscribed - December 16, 1999 at  $0.01 (cash received
February 3, 2000)                                                          36,000           36        324             -         360

Results of operations year ended December 31, 1999                              -            -          -       (1,006)      (1,006)
                                                                      -----------     --------    -------    ----------     -------

Balance December 31, 1999                                               2,042,000    $   2,042   $    324   $   (2,006)    $    360
                                                                      ===========     ========    =======    ==========     ========


    The accompanying notes are an integral part of these financial statements


                                                 CYBERBOTANICAL, INC.
                                            (A Developmental Stage Company)
                                                Statement of Cash Flows
                              February 15, 1996 (Date of Inception) to December 31, 1999



                                                                                                                      Inception
                                                                                                                    through Dec.
                                                                                             1999        1998          31,1999
                                                                                             ----        ----          -------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net (loss)                                                                          $    (1,006) $        -  $         (2,006)
                                                                                          ----------   ---------   ---------------
     Adjustments  to  reconcile  net  (loss)  to  net  cash  used  by  operating activities:

          Services and expenses paid with common stock                                         1,006           -             1,006
                                                                                          ----------   ---------   ---------------
          Total adjustments                                                                    1,006           -             1,006
                                                                                          ----------   ---------   ---------------
     Net cash provided (used) by operating activities                                              -           -            (1,000)
                                                                                          ----------   ---------   ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:

     Capital contributions by incorporators                                                        -           -             1,000
                                                                                          ----------   ---------   ---------------
     Net cash provided by financing activities                                                     -           -             1,000
                                                                                          ----------   ---------   ---------------
Net increase in cash                                                                               -           -                 -

Cash, beginning                                                                                    -           -                 -
                                                                                          ----------   ---------   ---------------
Cash, ending                                                                             $         -  $        -  $              -
                                                                                          ==========   =========   ================
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND
FINANCING ACTIVITIES:

     Issuance of common stock for services and expenses                                  $     1,006  $        -  $          1,006
                                                                                          ==========   =========   ================




    The accompanying notes are an integral part of these financial statements

                              CYBERBOTANICAL, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Company was incorporated under the laws of the State of Nevada on February 15, 1996 with the name of "Cyberbotanical, Inc." with authorized common stock of 20,000,000 shares at $0.001 par value, and authorized preferred stock of 5,000,000 shares at $0.001 par value,

The Company is in the development stage and has not commenced any significant operations.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods

The Company recognized income and expenses based on the accrual method of accounting.

Dividend Policy

The Company has not adopted a policy regarding payment of dividends.

Income Taxes

At December 31, 1999, the Company had a net operating loss carryforward of $2,006. The tax benefit from the loss carry forward has been fully offset by a valuation reserve because use of future tax benefit is undeterminable since the Company has no operations. The net operating loss will expire starting in 2011 through 2019.

Earnings (Loss) Per Share

Earnings (loss) per share amounts are computed based on the weighted average number of shares actually outstanding in accordance with FASB No. 128.

Financial Instruments

The carrying amounts of financial instruments are considered by management to be their estimated fair values.

Estimates and Assumptions

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

                              CYBERBOTANICAL, INC.
                          (A Development Stage Company)
                    NOTES TO FINANCIAL STATEMENTS (continued)


3. RELATED PARTY TRANSACTIONS

The statement of changes in stockholders' equity shows 2,042,000 of common stock outstanding of which 2,000,000 shares were issued to related parties.

4. GOING CONCERN

Continuation of the Company as a going concern is dependent upon obtaining additional working capital for any future planned activity and management of the Company will be required to develop a strategy which will accomplish this objective. There can be no assurance that the Company can be successful in this effort.

                              Cyberbotanical, Inc.
                          (A Development Stage Company)


                          Interim Financial Statements


                            For the six months ended
                                  June 30, 2000

ITEM 1.           FINANCIAL STATEMENTS

As used herein, the term "Company" refers to Cyberbotanical, Inc., a Nevada corporation, and its subsidiaries and predecessors unless otherwise indicated. Consolidated, unaudited, condensed interim financial statements including a balance sheet for the Company as of the quarter ended June 30, 2000 and statements of operations, statements of shareholders equity and statements of cash flows for the interim period up to the date of such balance sheet and the comparable period of the preceding year are attached hereto as Pages 4 through 7 and are incorporated herein by this reference.














                 [THIS SPACE HAS BEEN LEFT BLANK INTENTIONALLY]


                              CYBERBOTANICAL, INC.
                          (A Development Stage Company)
                                 Balance Sheets
                    As of June 30, 2000 and December 31, 1999


                                                                      (Unaudited)
                                                                        June 30,     December
                                                                          2000       31, 1999
                                                                    -------------  ------------
ASSETS
CURRENT ASSETS:

     Cash                                                             $      411   $       -
     Stock subscription receivable                                             -         360
                                                                       ---------    --------
     TOTAL CURRENT ASSETS                                                    411         360

TOTAL ASSETS                                                          $      411   $     360
                                                                       =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

     Accounts Payable - Related Party                                      1,010           -
                                                                       ---------    --------
     TOTAL CURRENT LIABILITIES                                             1,010           -

STOCKHOLDERS' EQUITY:

     Preferred stock, $.001 par value; authorized 5,000,000 shares;
       no shares issued                                                        -           -
     Common stock, $.001 par value; authorized 20,000,000
     shares; shares issued and outstanding: 2,042,000 on
         June 30, 2000 and December 31, 1999                               2,042       2,042
     Additional paid-in capital                                              324         324
     Accumulated deficit during development stage                         (2,965)     (2,006)
                                                                       ---------    --------
     TOTAL STOCKHOLDERS' EQUITY (DEFICIENCY)                                (599)        360
                                                                       ---------    --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $      411   $     360
                                                                       =========    =========




    The accompanying notes are an integral part of these financial statements


                                               CYBERBOTANICAL, INC.
                                           (A Development Stage Company)
                                        Unaudited Statements of Operations
                                For the Six Months Ended June 30, 2000 and 1999 and
                              February 15, 1996 (Date of Inception) to June 30, 2000



                                                        For the Three Months                For the Six Months         Inception to
                                                           Ended March 31                     Ended June 30            June 30, 2000
                                                       2000              1999             2000             1999
                                                  ---------------  ----------------  --------------  ----------------  ------------
Revenue:
     None                                        $              - $               - $             - $               - $           -
                                                  ---------------  ----------------  --------------  ----------------  ------------

Expenses:
     General and administrative costs                           -                 -               -                 -         2,006
     Accounting                                               709                 -             709                 -           709
     Stock Related                                            250                 -             250                 -           250
                                                  ---------------  ----------------  --------------  ----------------  ------------
Gross Expenses                                                959                 -             959                 -          2965

Operating Profit (Loss)                                      (959)                -            (959)                -        (2,965)
                                                  ---------------  ----------------  --------------  ----------------  ------------
                                                                                                                    -
Provision for income taxes                                      -                 -                                               -
         Net loss                                $           (959)$               - $          (959)$               - $      (2,965)
                                                  ===============  ================  ==============  ================  =============
Net loss per common share - basic                $              - $               - $             - $               - $           -
                                                  ===============  ================  ==============  ================  =============
Weighted average number of shares outstanding
basic                                                   1,042,822         1,000,000       1,042,822         1,000,000             -
                                                  ===============  ================  ==============  ================  =============




    The accompanying notes are an integral part of these financial statements


                                               CYBERBOTANICAL, INC.
                                          (A Developmental Stage Company)
                                        Unaudited Statements of Cash Flows
                                For the Six Months Ended June 30, 2000 and 1999 and
                              February 15, 1996 (Date of Inception) to June 30, 2000



                                                                    June 30,          June 30,          Inception to
                                                                      2000              1999            June 30, 2000
                                                                 ---------------   ---------------    -----------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
 Net (loss)                                                     $           (959) $              -   $           (2,965)
                                                                 ---------------   ---------------    -----------------
     Adjustments to reconcile net (loss) to net
         cash used by operating activities:

         Services and expenses paid with common
         stock                                                                 -                 -                1,006
                                                                 ---------------   ---------------    -----------------
          Total adjustments                                                    -                 -                1,006
                                                                 ---------------   ---------------    -----------------
     Net cash provided (used) by operating activities                       (959)                -               (1,959)
                                                                 ---------------   ---------------    -----------------
CASH FLOWS FROM FINANCING
ACTIVITIES:
     Loans by Related Party                                                1,010                 -                1,010
     Capital contributions by incorporators                                  360                 -                1,360
                                                                 ---------------   ---------------    -----------------
     Net cash provided by financing activities                             1,370                 -                2,370

Net increase in cash                                                         411                 -                  411
                                                                 ---------------   ---------------    -----------------
Cash, beginning                                                                -                 -                    -
                                                                 ---------------   ---------------    -----------------
Cash, ending                                                    $            411  $              -   $              411
                                                                 ===============   ===============    =================
SUPPLEMENTAL SCHEDULE OF NON-
CASH INVESTING AND FINANCING
ACTIVITIES:
Issuance of common stock for services and expenses              $              -  $              -   $            1,006
                                                                 ===============   ===============    =================



    The accompanying notes are an integral part of these financial statements

                               CYBERBOTANICAL, INC
              NOTES TO CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS
                                  June 30, 2000


1.  Basis of Presentation

The accompanying consolidated unaudited condensed financial statements have been prepared by management in accordance with the instructions in Form 10-QSB and, therefore, do not include all information and footnotes required by generally accepted accounting principles and should, therefore, be read in conjunction with the Company's initial registration statement on Form 10-SB, filed with the Securities and Exchange Commission on February 8, 2000. These statements do include all normal recurring adjustments which the Company believes necessary for a fair presentation of the statements. The interim operations results are not necessarily indicative of the results for the full year ended December 31, 2000.

2.  Year 2000 Compliance

As of July 31, 2000 the Company has not had or become aware of any significant problems associated with Year 2000 issues.

3.  Additional footnotes included by reference

Except as indicated in Notes above, there have been no other material changes in the information disclosed in the notes to the financial statements included in the Company's initial registration statement on Form 10-SB, filed with the Securities and Exchange Commission on February 8, 2000. Therefore, those footnotes are included herein by reference.

                          Proforma Financial Statements

                                    Combining

                           Kelly's Coffee Group, Inc.
                                       and
                        Witchita Development Corporation
                           (fka Cyberbotanical, Inc.)

                               For the years ended
                                February 29, 2000

                                       and

                            for the six months ended
                                 August 31, 2000


                                                          Kelly's Coffee Group, Inc. Proforma Income Satements
                                                                    For the six month periods ended

                                                                           Witchita Development
                                                                                  Corp.
                                           Kelly's Coffee Group, Inc.    (fka Cyberbotanical, Inc.)               Combined

                                          August 30,       August 30,     August 30,     August 30,       August 30,    August 30,
                                             2000             1999          2000           1999             2000           1999
                                      ------------------------------ ---------------- -------------- ------------------------------

Sales                                              -            -                -             -                  -             -

General & Administrative Expenses             14,664        15,807            9,342            -             24,006        15,807

                                      -------------- -------------    --------------    -----------    -------------  --------------
       Income (loss) from operations         (14,664)      (15,807)          (9,342)                        (24,006)
                                                                                               -                          (15,807)
Other Income (Expense)
       Interest expense                      (33,727)            -               -             -            (33,727)            -
       Realized gain on sale of              223,599       197,240               -             -            223,599       197,240
       securities
                                      -------------- -------------   --------------    -----------    --------------  --------------
Total other income (expense)                 189,872       197,240               -             -            189,872       197,240

Net gain before extraordinary gain           175,208       181,433           (9,342)            -           165,866       181,433

Extraordinary gain - debt settlement         757,860       755,270               -             -            757,860       755,270
Provision for income taxes                         -             -               -             -                  -             -
                                      -------------- -------------   --------------    -----------    --------------  --------------
Net Income (Loss)                            933,068       936,703           (9,342)            -           923,726       936,703

Other comprehensive income
       Unrealized holding gains           (1,590,814)            -              -              -         (1,590,814)            -
       (losses)
                                      ============== =============   ==============    ===========   ===============  =============
Comprehensive income (loss)                 (657,746)      936,703           (9,342)            -          (667,088)      936,703

Income (Loss) per share                $        0.02 $        0.02    $       (0.01)  $         -     $        0.02  $       0.02

Weighted average shares                   52,074,427    43,555,736        1,043,000      1,000,000       52,074,427    43,555,736
outstanding



    The accompanying notes are an integral part of these financial statements


                                     Kelly's Coffee Group, Inc. Proforma Income Satements
                                                    For the year ended

                                                                            Witchita
                                                                         Development Corp.
                                                      Kelly's Coffee   (fka Cyberbotanical,     Combined
                                                       Group, Inc.             Inc.)

                                                       February 29,      February 29, 2000     February 29,
                                                           2000                                   2000
                                                   ----------------   -------------------   --------------

Sales                                                             -                     -                -


General & Administrative Expenses                           428,022                 1,006          429,028
                                                   ----------------   -------------------   --------------
       Income (loss) from operations                       (428,022)               (1,006)
       operations                                                                                 (429,028)
Other Income (Expense)
       Interest expense                                    (122,448)                    -
                                                                                                  (122,448)
       Realized gain on sale of                             328,808                     -          328,808
       investments
                                                   ----------------   -------------------   --------------
Total other income (expense)
                                                            206,360                     -          206,360

Net gain before extraordinary gain                                                 (1,006)
                                                           (221,662)                              (222,668)

Extraordinary gain -debt settlement                         755,270                     -          755,270
Provision for income taxes                                        -                     -                -


                                                   ----------------     ------------------  ---------------
Net Income (Loss)                                           533,608                (1,006)         532,602

Other comprehensive income, net tax
Unrealized holding gains (losses)                           (40,724)                    -          (40,724)


                                                   ================     =================   ===============
Comprehensive income (loss)                                 492,884                (1,006)         491,878

Income (Loss) per share                             $          0.01    $            (0.00)  $         0.01

Weighted average shares outstanding                      46,191,938             1,042,822       46,191,938





    The accompanying notes are an integral part of these financial statements

                            Kelly's Coffee Group, Inc
                     NOTES TO PROFORMA FINANCIAL STATEMENTS
                      FEBRUARY 29, 2000 AND AUGUST 31, 2000


1.  Basis of Presentation

The accompanying estimated financial statements have been prepared by management in accordance with the instructions in Item 310 (e) of the Securities Exchange Act and, therefore, do not include all information and footnotes required by generally accepted accounting principles. The purpose of this presentation is to combine the financial statements of both entities as if they were one company throughout the entire period. Since Witchita Development Corporation (fka Cyberbotanical) and Kelly's Coffee Group, Inc. have different fiscal periods an attempt has been made to combine the financials of both companies as if they were both on Kelly's Coffee Group's fiscal schedule. The underlying books of Witchita Development are kept on a monthly basis and thus the information presented in these pro-forma financial statements is valid.

For the combination of years ended February 29, 2000, the financial statements of Witchita Development Corporation for the year ended December 31, 1999 were used as there was no activity in the first two months of the year for the company.